Events After the Reporting Period	12 Months Ended
Dec. 31, 2018
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Events After the Reporting Period
53	EVENTS AFTER THE REPORTING PERIOD

On March 19, 2019, the Company and Greenland Holdings Corporation Limited (“Greenland Holdings”) entered into a capital injection and share expansion agreement. According to the agreement, Greenland Holdings agreed to inject capital into Shanghai Airlines Tours International (Group) Co., Ltd. (“Shanghai Airlines Tours”), a wholly-owned subsidiary of the Company, and subscribe its newly issued shares with monetary capital in an aggregate amount of RMB251 million. The amount of capital injection was determined based on the result of public tendering at China Beijing Equity Exchange. Upon the completion of the capital injection and share expansion, the Company’s equity interest in Shanghai Airlines Tours will be diluted to 35%, and Greenland Holdings will hold 65% of the equity interest in Shanghai Airlines Tours.